Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of WestRock Company (the “Corporation”), for the quarter ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steven C. Voorhees, Chief Executive Officer and President of the Corporation, and Ward H. Dickson, Executive Vice President and Chief Financial Officer of the Corporation, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Steven C. Voorhees
Steven C. Voorhees
Chief Executive Officer and President
February 6, 2018

/s/ Ward H. Dickson
Ward H. Dickson
Executive Vice President and Chief Financial Officer
February 6, 2018